                                                                   EXHIBIT 10.37

[*] - Confidential treatment requested pursuant to Rule 406.

[AT&T LOGO]

                          AT&T CUSTOM OFFER ORDER FORM


--------------------------------------------------------------------------------------------------------------
Customer Name (Full Legal Name):
Park 'N View, Inc.                      AT&T Corp.
                     ("Customer")                            ("AT&T")
--------------------------------------------------------------------------------------------------------------
Customer Address:                       AT&T Address:
11711 NW 39th STREET                    100 W CYPRESS CREEK ROAD                GERARD F. VENTOLO
--------------------------------------------------------------------------------------------------------------
                                                                                AT&T Contact Name:

CORAL SPRINGS, FL 33065                 FORT LAUDERDALE, FL 33309               954-938-4692
--------------------------------------------------------------------------------------------------------------
City          State        Zip Code     City           State       Zip Code     AT&T Contact Telephone Number:

--------------------------------------------------------------------------------------------------------------

CUSTOMER HEREBY PLACES AN ORDER FOR:


xxx[ ] New Custom Offer Agreement for AT&T Domestic Services        [ ] Existing Custom Offer Agreement No. ____ for AT&T Domestic
(attachment required)                                               Services (attachment required)

[ ] New Contract Tariff for AT&T International Services (attachment [ ] Existing AT&T Contract Tariff No. ____ (attachment required)
required)

EXISTING PRICING PLAN REPLACEMENT/DISCONTINUANCE:
[ ] Check here and identify below any CT, COA or Pricing Plan being discontinued in conjunction with this order. Also specify the CT No., COA No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)

1. Services will be provided under the Contract Tariff ("CT") and/or Custom Offer Agreement ("COA") ordered hereunder, subject to the rates, terms and conditions in the CT and/or COA as well as the AT&T tariffs (if any) referenced in the CT or COA ("Applicable Tariffs"), as those Applicable Tariffs may be modified from time to time.

2. This Form (including its addenda, if any), the CT and/or COA and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and/or COA, and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any inconsistency between the terms of this Form (including its addenda, if any) and the CT, COA or Applicable Tariffs, the terms of the Applicable Tariffs, CT and/or COA shall prevail. In the event of any inconsistency between the terms of the COA and the Applicable Tariffs, the terms of the COA shall prevail. In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates (to the extent permitted under the CT or COA) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.

3. Except to the extent that federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.

4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b) the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing. In the event that Customer cancels a new CT order pursuant to this provision, any order for a COA under this Form which could by its terms only have been ordered if the Customer also ordered the affected CT will also simultaneously be canceled.

6. Orders for existing CTs and existing COAs will be accepted and implemented by AT&T only if the specified CT or COA is available when ordered and Customer is eligible for the CT or COA.

7. Customer shall provide installation instructions and other information as required by AT&T.

------------------------------------------------------------------------------
YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT.
------------------------------------------------------------------------------


CUSTOMER                                     AT&T CORP.

Full Legal Name: Park 'N View, Inc.
                -------------------------

By: /s/ Stephen L. Conkling                  By: /s/ C.R. Fairbank
   --------------------------------------       ------------------------------
   (Authorized Customer Signature)              (Authorized AT&T Signature)
    Stephen L. Conkling                          C.R. Fairbank
-----------------------------------------    ---------------------------------
(Typed or Printed Name and Title)            (Typed or Printed Name and Title)

Date:  7/13/98                               Date:  7/13/98
     ------------------------------------         ----------------------------

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                       Original Title Page
Bridgewater, NJ 08807
Issued:  July 21, 1998                                 Effective:  July 22, 1998

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. XXXX

                                   TITLE PAGE

This Contract Tariff applies to AT&T Private Line Services, AT&T InterSpan Frame Relay Service and AT&T Local Channel Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 1
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. XXXX

                                  CHECK SHEET

The Title Page and Pages 1 through 10 inclusive of this tariff are effective as of the date shown.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Check Sheet................................................................. 1
List of Concurring, Connecting and Other Participating Carriers............. 1
Explanation of Symbols - Coding of Tariff Revisions......................... 1
Trademarks and Service Marks................................................ 2
Explanation of Abbreviations................................................ 2
General Provisions.......................................................... 2
Contract Summary............................................................ 4

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers - NONE

Connecting Carriers - NONE

Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

          R - to signify reduction.
          I - to signify increase.
          C - to signify changed regulation.
          T - to signify a change in text but no changes in rate
              or regulation.
          S - to signify reissued matter.
          M - to signify matter relocated without change.
          N - to signify new rate or regulation.
          D - to signify discontinued rate or regulation.
          Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g. x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 2
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

                    Trademarks               Service Marks
                    ----------               -------------
                      None                     ACCUNET
                                               DATAPHONE
                                               InterSpan

EXPLANATION OF ABBREVIATIONS

Adm.  - Administrator
ASDS  - ACCUNET Spectrum of Digital Access
GDA   - Generic Digital Access
kbps  - kilobits per second
Mbps  - Megabits per second

                               GENERAL PROVISIONS
                               ------------------

I. Customer's Initial Service Date: The date on which the term of this Contract Tariff begins is referred to as the Customer's Initial Service Date (CISD). The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. The CISD is the date that the Customer begins service under this Contract Tariff.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 3
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

                         GENERAL PROVISIONS (CONTINUED)

II. DETARIFFING - If during the term of this Contract Tariff, the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i) the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii) the rates for the Services Provided will be:

      (a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

      (b) to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

      (c) to the extent Applicable AT&T Tariff provisions are detariffed, and
      (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 4
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. XXXX



1.    SERVICES PROVIDED:

A.    AT&T Private Line Services (AT&T Tariff F.C.C. No. 9)

B.    AT&T InterSpan Frame Relay Services (FRS) (AT&T Tariff F.C.C. No. 4)

C.    AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11)

1.1 INITIAL QUANTITIES - Beginning in the 7th month following the CISD, the Initial Quantities of AT&T InterSpan Frame Relay Services components are as follows:

A.    AT&T INTERSPAN FRAME RELAY SERVICES

200 - 128 kbps FRS Domestic Access Ports

2. CONTRACT TERM; RENEWAL OPTIONS - For the AT&T Private Line Services, AT&T Switched Digital Services and AT&T Local Channel Services provided under this Contract Tariff (CT), the term is 3 years beginning with a Customer's Selected Date (CSD) which shall be no more than 7 months following the Customer's Initial Service Date (CISD). The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. The CISD for the above services is the date that the Customer begins service under this Contract Tariff. This CT may be renewed in its entirety for an additional 1 year period, provided AT&T receives, in writing, the Customer's order to renew at least 45 days prior to the last day of the initial term.

3.    MINIMUM COMMITMENTS/CHARGES

A. AT&T PRIVATE LINE, AT&T INTERSPAN FRAME RELAY AND AT&T LOCAL CHANNEL SERVICES - The combined Data Minimum Annual Revenue Commitment (DMARC) for the AT&T Private Line, FRS and AT&T Local Channel Services provided under this CT is as follows:

CT TERM YEAR         YEAR 1           YEAR 2            YEAR 3
DMARC             $5,100,000        $7,700,000        $7,700,000

The DMARC will be satisfied by the undiscounted recurring charges for Multi-Service Volume Pricing Plan (MSVPP)-eligible service components as specified in AT&T Tariff F.C.C. Nos. 9 and 11, as amended from time to time, and by the undiscounted Frame Relay Volume Pricing Plan (FRVPP - Eligible FRS Charges, as specified in AT&T Tariff F.C.C. Nos. 4, as amended from time to time, and by undiscounted Monthly Charges for Domestic Access Ports as specified in Section 7., following, for the Services Provided under this CT. If, on any anniversary of the CISD, the Customer has failed to satisfy the DMARC for the preceding year, the Customer will be billed a shortfall charge in an amount equal to the difference between the DMARC and the sum of: (1) the total of the actual undiscounted recurring Charges for the MSVPP-eligible service components in service for that year under this CT, (2) the total of the actual undiscounted FRVPP-Eligible FRS Charges for the FRS components in service for that year under this CT, and (3) the actual undiscounted Monthly Charges for the Domestic Access Ports, in service for that month.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 5
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

4.   CONTRACT PRICE

 A. The Contract Price for the AT&T Services provided under this CT is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, except for those Rates specified in Section 7., following.

5. DISCOUNTS - The following discounts are the only discounts that apply to the Services Provided under this CT.

 A. AT&T PRIVATE LINE SERVICES - The Customer will receive the following discounts, each month, in lieu of the MSVPP/ABMVPP discounts. These discounts will be applied to the Services listed below, and to the associated MSVPP eligible service components, in the same manner as the MSVPP discounts as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

                               MONTHLY DISCOUNTS
-------------------------------------------------------------------------------

ASDS at  ASDS at
speeds   speeds
of       of 128
64 kbps  kbps    ACCUNET   ACCUNET   ACCUNET   ACCUNET             ABMVPP-
and      and     T1.5      T32       T45       Fractional          eligible
below    above   Service   Service   Service   T45 Service   DDS   components
-----    -----   -------   -------   -------   -----------   ---   ----------
[***]    [***]    [***]     [***]     [***]       [***]      [***]    [***]

 B. AT&T INTERSPAN FRAME RELAY SERVICES - The Customer will receive a discount of [***], in lieu of the FRVPP discounts. This discount will be applied to the sum of the FRVPP-Eligible FRS Charges and DOMESTIC ACCESS PORTS, AS SPECIFIED IN
SECTION 7., following in the same manner as the FRVPP discounts as specified in AT&T Tariff F.C.C. No. 4, as amended from time to time.

 C. AT&T LOCAL CHANNEL SERVICES - The Customer will receive the following discounts, each month, in lieu of the MSVPP discounts. These discounts will be applied to the Services listed below, and to the associated MSVPP eligible service components, in the same manner as the MSVPP discounts as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time. The discount listed in this Section does not apply to AT&T Terrestrial 1.544 Mbps Local Channel Services listed in Section 5.D., following.

                               MONTHLY DISCOUNTS
-----------------------------------------------------------------------------

                    AT&T            9.6 kbps  Digital   56/64     kbps
9.6/56/64 kbps      Terrestrial     Data        Local   Digital
ACCUNET   Generic   1.544 Mbps      Channel and Voice   Data     Local
Digital   Access    Local Channel   Grade       Local   Channel
(GDA) Services      Services        Channel Services    Services
----------------    -------------   ----------------    --------------
     [***]              [***]             [***]               [***]

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 6
Bridgewater, NJ  08807
Issued: July 21, 1998                                   Effective: July 22, 1998


                    ** All material on this page is new. **


5.   DISCOUNTS (CONTINUED)

  D. AT&T TERRESTRIAL 1.544 MBPS LOCAL CHANNEL SERVICES - The Customer will receive the following discounts, each month, on the Monthly Recurring Charges for AT&T Terrestrial 1.544 Mbps Local Channels and the associated Access Coordination Functions. The discounts provided in this section are in lieu of any discounts specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, for the same service components. Additionally, the discounts listed in this Section do not apply to AT&T Terrestrial 1.544 Mbps Local Channel Services listed in Section 5.C., preceding.


     Service Components                                        Discount
     ------------------------------                            --------
     Access Value Arrangement (AVA) with the Universal           [***]
     Terrestrial 1.544 Mbps Local Channels Access
     Arrangement (AVA/UTA)* and associated Access
     Coordination Functions.

     24 Channel Terrestrial 1.544 Mbps Local Channels under      [***]
     an access Value Plan (AVP)** and associated Access
     Coordination Functions.

* An AVA with the Universal T1 Access (AVA/UTA) Arrangement is available to Customers that connect their AT&T Terrestrial 1.544 Mbps Local Channel service to an AT&T Switched Service or multiplexor provided under this CT. An AVA/UTA Arrangement under this CT allows AT&T to terminate the Customer's AT&T switched network minutes on the AVA/UTA Arrangement. The Customer must make available for AT&T use, at each AVA location, a minimum of an average of four DSO Channels for each Terrestrial 1.544 Mbps Local Channel in use at that location. The term "AT&T switched network minutes" does not apply to nodal services using the local channel service as an access facility for services obtained at the AVA location nor to any switched network minutes billed to the Customer's AVA location, other than LDMTS minutes associated with collect or credit card calls.

**   An AVP is available to Customers that connect their AT&T Terrestrial 1.544
Mbps Local Channel Service to an AT&T Switched Service or multiplexor provided under this Contract Tariff. An AVP allows the Customer the use of all of the 24 channels in an AT&T Terrestrial 1.544 Mbps Local Channel.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 7
Bridgewater, NJ  08807
Issued: July 21, 1998                                   Effective: July 22, 1998


                    ** All material on this page is new. **


6.   CLASSIFICATIONS, PRACTICES AND REGULATIONS

  A. Except as otherwise provided in this CT, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T Tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

  B. MONITORING CONDITIONS - None

  C. PROMOTIONS, CREDITS AND WAIVERS - The following credits and waivers will be applied to the Customer's bill subject to the following limitations: (1) all credits and waivers apply only to the Services Provided under this CT and as specified below; (2) any waiver not applied by the end of the CT will be declared null and void; (3) installation and monthly charge waivers apply only to new service components (unless otherwise specified below) and do not apply to service components disconnected and reconnected after the CISD; (4) the service components must remain in service for a minimum period of 18 months (unless otherwise specified below); and (5) the credits/waivers under this section do not apply to Bandwidth Manager Service (BMS/BMS-E), Access Protection Service (APC) and Network Protection Service (NPC). If any of the installed services components are disconnected prior to the end of the minimum retention period, AT&T will bill the Customer for the amount of the charges that had been waived under this section for each service component disconnected. Any such bill must be paid by the Customer within 30 days.

  1. The following charges, as specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, are waived.

  (a)  NONRECURRING CHARGES

   I. The Installation Charges for AT&T Private Line Services MSVPP-eligible service components and associated Function Connections.

   II. The Installation Charges for FRVPP-Eligible FRS Components and DOMESTIC ACCESS PORTS, AS SPECIFIED IN SECTION 7., FOLLOWING.

   III. The Installation Charges for AT&T Local Channel Services MSVPP-eligible service components (excluding AT&T Terrestrial 1.544 Mbps Local Channels subscribed to under an Access Value Arrangement (AVA) or an Access Value Plan
(AVP)), but including those Local Channels specified in Section 5.D., preceding.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 8
Bridgewater, NJ  08807
Issued: July 21, 1998                                   Effective: July 22, 1998


                    ** All material on this page is new. **

6.C.1.    PROMOTIONS, CREDITS AND WAIVERS (CONTINUED)

   (B)    RECURRING CHARGES

     I. The recurring Monthly Charges for each ACCUNET T1.5 Access Connection, ACCUNET T1.5 M-24 Multiplexing Office Functions and ASDS Access Connection as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time, and Access Coordination Functions as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, associated with AT&T Terrestrial 1.544 Mbps and 56/64 Kbps ACCUNET GDA Local Channel Services provided under this CT, provided such service components are associated directly with the FRS provided under this CT. There is no minimum retention period associated with this waiver.

 D. DISCONTINUANCE. - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

  1. If the Customer discontinues this CT for any reason between the CISD and the CSD, the Customer will be billed an amount equal to 35% of the DMARC under this CT for each year of the CT Term plus an amount equal to any nonrecurring installation charge waivers, as specified in Section 6.C., preceding, that the Customer has received. If this CT is not discontinued under this Condition, the Conditions specified in 2 and/or 3, following, apply.

  2. The Customer may discontinue this CT prior to the end of the CT Term, provided the Customer replaces this CT with other AT&T Tariffed Interstate Services or another AT&T CT for AT&T Tariffed Interstate Services having: (i) equal or greater new DMARCs, and (ii) a new term equal to or greater than the remaining term, but not less than 3 years. However, the Customer will be billed a Shortfall Charge equal to the sum of the differences between: (1) each of the prorated DMARCs for the year in which the Customer discontinues, and (2) the total of the actual undiscounted recurring charges and/or the FRVPP-Eligible FRS Charges used to satisfy the corresponding DMARC for that year under this CT, provided the amount in (2) is less than the amount in (1).

  3. If the Customer discontinues this CT for any reason other than specified above, prior to the expiration of the CT Term, a Termination Charge will apply. The Termination Charge will be an amount equal to 35% of the sum of the unsatisfied DMARCs for the year in which the Customer discontinues this CT and 35% of the sum of the DMARCs for each year remaining in the CT Term.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 9
Bridgewater, NJ  08807
Issued: July 21, 1998                                   Effective: July 22, 1998


                    ** All material on this page is new. **

6.     CLASSIFICATION, PRACTICES AND REGULATIONS (CONTINUED)


 E.  OTHER REQUIREMENTS - Not Applicable.

 F. AVAILABILITY - This CT is available only to Customers who: (1) will order this CT only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or an entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) do not have an existing AT&T Private Line MSVPP with more than 23 months remaining in the plan; (3) do not have an AT&T Local Channel MSVPP with more than 23 months remaining in the plan; (4) do not have an ACCUNET Bandwidth Manager Volume Pricing Plan with more than 23 months remaining in the plan; (5) do not have a commitment for AT&T Tariff F.C.C. Nos. 9 and 11 services with more than 23 months remaining in the term and (6) order service within 30 days after the effective date of this CT for initial installation of the Services Provided under this CT within 30 days after the date ordered.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                          Original Page 10
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998


                    ** All material on this page is new. **

7.       RATES

A. FRS DOMESTIC ACCESS PORT CHARGES - When the service components specified below are ordered together as a unit at the same location, the Customer will be billed the following in lieu of the individual service component charges:

  1. Domestic Access Port (a Domestic Assess Port consists of one Domestic Port, one Access Connection, one Digital Local Channel, and one Access Coordination Function). Domestic Access Ports are only available in the 48 contiguous United States.

                                       Domestic Access Port       Domestic Access Port
                                          Monthly Charge           Installation Charge
                                          --------------           -------------------
         128 kbps                             [***]                       [***]
         Domestic Access Port